UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2007
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 10, 2007, one or more officers of Adams Respiratory Therapeutics, Inc. (the “Company”) will make a slide presentation to potential investors and investment analysts at the 25th Annual JP Morgan Healthcare Conference to be held at the Westin St. Francis in San Francisco, CA. On January 11-12, 2007, one or more of the Company’s officers will provide the slide presentation to institutional investors and analysts during other meetings in San Francisco. The slide presentation contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its subsidiaries and business. The slides that Adams Respiratory Therapeutics, Inc. will use in these presentations are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Adams Respiratory Therapeutics, Inc. to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams’ ability to in-license or acquire new products and brands and successfully develop new products; Adams’ ability to increase consumer awareness and expand professional endorsement of its products; Adams’ ability to preserve and successfully defend its patent position; Adams’ ability to successfully extend the long-acting guaifenesin platform to new market segments and build the prescription drug market; the continued success of Mucinex SE, Mucinex DM and Mucinex D and the successful commercialization of Humibid, Delysm, the Children’s line of Mucinex products, and future products; the FDA’s removal from the market of products similar to Mucinex D, Mucinex DM and future products; continued and increased competition; Adams’ ability to utilize technology in connection with product development; Adams’ ability to successfully develop erdosteine; the FDA’s denial of Adams’ NDA for a prescription cough suppressant; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams’ Quarterly Report on Form 10-Q for the period ended September 30, 2006.
     The information furnished under Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
   (d) Exhibits

Exhibit
Number	Description
99.1	Slides to be presented at the 25th Annual JP Morgan Healthcare Conference on January 10, 2007 and other meetings on January 11-12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
January 10, 2007	By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, Chief Legal and Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slides to be presented at the 25th Annual JP Morgan Healthcare Conference on January 10, 2007 and other meetings on January 11-12, 2007.